Saturna Funds	Growth Fund Investor Shares: SSGFX Institutional Shares: SGZFX March 30, 2026

SUMMARY PROSPECTUS

Before you invest, you may want to review Saturna Growth Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/resources/literature. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund’s prospectus and statement of additional information, both dated March 30, 2026, are incorporated by reference into this Summary Prospectus.

Saturna Growth Fund

Investment Objective

Long-term capital growth.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees (fees paid directly from your investment)

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Growth Fund	Investor Shares	Z Shares
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.23%	0.25%
Total Annual Fund Operating Expenses	0.98%	0.75%

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor’s expenses would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$100	$312	$542	$1,202
Z Shares	$77	$240	$417	$931

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.99% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term capital growth by investing in common stocks of US companies. The Fund diversifies its investments across industries and companies. The Fund looks for companies with growing revenues and earnings, favoring companies trading for less than the investment adviser’s assessment of intrinsic value. The Fund’s investment adviser, Saturna Capital Corporation, considers a variety of factors in determining a company’s intrinsic value, including the expected rate of future revenue and earnings growth, and valuation through metrics such as price to earnings and price to cash flow multiples.. The Fund principally invests in securities of companies with market capitalizations greater than $1 billion.

The Fund seeks to invest in issuers that the investment adviser believes demonstrate sustainable characteristics. The adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance. The adviser employs a fundamental research driven approach to security selection and portfolio construction. The adviser’s focus on sustainability considers financial and non-financial characteristics from diverse sources including regulatory filings, market data, and data supplied by third-party vendors. The adviser uses that information to identify issuers with strong balance sheets, capable management teams with a track record of success, good cash flow, prospects for sustainable above-average earnings growth, and to assess issuers’ business models, over the long term.

The Fund’s investment adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have lower sustainability risks. The use of third-party data does not include third-party environmental, social, or governance (“ESG”) ratings or criteria established by third parties for third-party ratings. The adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the adviser considers sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the adviser. The adviser also uses negative screening to exclude companies primarily engaged in higher sustainability risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and companies in the business of fossil fuel extraction, production, or refining. The Fund generally does not invest in any company with exposure to the foregoing businesses, but may invest in a company if the company is not primarily engaged in higher sustainability risk businesses or if, in the opinion of the adviser, sustainability risks are mitigated by other factors.

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Saturna Growth Fund

Principal Risks of Investing

Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Investment strategy risk: The adviser believes that sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund’s performance.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Sector risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, or regulatory events which may cause the Fund’s returns to suffer.

Large transaction risk: A significant percentage of the Fund’s shares may be owned or controlled by the investment adviser and its affiliates or other large shareowners. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareowners. These inflows and outflows could negatively affect the Fund’s net asset value and performance.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund’s Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/funds/performance.

Best Quarter	Q2 2020	25.45%
Worst Quarter	Q2 2022	(17.73)%

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Saturna Growth Fund

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund’s investment strategies.

	Periods ended December 31, 2025
	1 Year	5 Years	10 Years	Life of Fund
Growth Fund Investor Shares (SSGFX) [1]
Return before taxes	15.99%	11.22%	13.99%	9.71%
Return after taxes on distributions	15.53%	10.38%	13.10%	9.17%
Return after taxes on distributions and sale of Fund shares	9.77%	8.49%	11.06%	7.58%
Growth Fund Z Shares (SGZFX) [2]
Return before taxes	16.26%	11.49%	n/a	15.17%
Bloomberg US Large Cap Total Return Index (reflects no deduction for fees, expenses, or taxes) [2,3]
	18.03%	14.00%	14.93%	14.79%
Bloomberg 1000 Growth Total Return Index (reflects no deduction for fees, expenses, or taxes) [2,3]
	17.93%	13.60%	16.60%	16.72%

[1]	Saturna Growth Fund Investor Shares began operations April 1, 1987.
[2]	Saturna Growth Fund Z Shares began operations June 2, 2017, and the Life of Fund return for the, Bloomberg US Large Cap Total Return Index and Bloomberg 1000 Growth Total Return Index is shown since this date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is the Fund’s investment adviser.

Portfolio Managers

Mr. William B. Jones IV, CFA, a senior equity analyst of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Fund, which he has managed since 2025. Mr. Jason S. Mitchell, MBA, a senior investment analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role he assumed in 2025.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Saturna Growth Fund. Z Shares will be purchased by default if no share class is specified at the time of purchase.

The minimum initial investment for both Investor Shares and Z Shares is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request
Write:	Saturna Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

Telephone request
Call:	800-728-8762 or 360-734-9900

Online
Visit:	www.saturna.com/resources/literature

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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